                                 EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA

IN RE: TAL WIRELESS NETWORKS, INC.  x    CASE NO: 97-58435 MM
                                    x             ------------
                                    x    CHAPTER 11
                                    x    MONTHLY OPERATING REPORT
                                    x    (GENERAL BUSINESS CASE)
 -----------------------------------x

                          SUMMARY OF FINANCIAL STATUS

 MONTH ENDED  November, 1997
              ----------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                          END OF          END OF          AS OF
                                                                         CURRENT          PRIOR          PETITION
2.         ASSET/LIABILITY SUMMARY                                        MONTH           MONTH           FILING
                                                                      --------------  --------------  --------------
           Current Assets (Market Value)                                    $197,071        $219,677        $245,867
                                                                      --------------  --------------  --------------
           Total Assets (Market Value)                                    $5,617,189      $5,639,795      $5,665,985
                                                                      --------------  --------------  --------------
           Current Liabilities                                                    $0              $0              $0
                                                                      --------------  --------------  --------------
           Total Liabilities                                              $5,467,035      $5,467,035      $5,467,035
                                                                      --------------  --------------  --------------

                                                                                                         PETITION
                                                                         CURRENT          PRIOR          DATE TO
3.         STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH           MONTH           MONTH         MONTH END
                                                                      --------------  --------------  --------------
           a. Total Receipts                                                  $5,174          $1,859          $7,033
                                                                      --------------  --------------  --------------
           b. Total Disbursements                                                $18          $2,296          $2,314
                                                                      --------------  --------------  --------------
           c. Excess (Deficiency) of Receipts Over Disbursements
               (a - b)                                                        $5,156           ($437)         $4,719
                                                                      --------------  --------------  --------------
                                                                                                      --------------
           d. Cash Balance Beginning of Month                                $16,044         $16,481
                                                                      --------------  --------------
           e. Cash Balance End of Month (c + d)                              $21,200         $16,044
                                                                      --------------  --------------
                                                                      --------------  --------------

4.         POST-PETITION LIABILITIES & RECEIVABLES                     RECEIVABLES                     LIABILITIES
                                                                      --------------                  --------------
           Balance at End of Previous Month                                  $75,156                              $0
                                                                      --------------                  --------------
           Balance at End of Current Month                                   $75,156                              $0
                                                                      --------------                  --------------

5.         PAST DUE POST-PETITION LIABILITIES
           Balance at End of Previous Month (over 30 days)                        $0
                                                                      --------------
           Balance at End of Current Month (over 30 days)                         $0
                                                                      --------------

                                                                                           YES              NO
                                                                                      --------------  --------------
6.         Are all federal, state, and local taxes current? (if no,
           attach schedule of unpaid items)                                           X
                                                                                      --------------  --------------
7.         Have any payments been made to pre-petition creditors,
           other than payments in the normal course to secured
           creditors or lessors? (if yes, attach listing including
           date of payment, amount of payment and name of payee)                                      X
                                                                                      --------------  --------------
8.         Have any payments been made to officers, insiders,
           shareholders, relatives? (if yes, attach listing
           including date of payment, amount and reason for payment,
           and name of payee)                                                                         X
                                                                                      --------------  --------------
9.         Have any payments been made to professionals? (if yes,
           attach listing including date of payment, amount of
           payment and name of payee)                                                                 X
                                                                                      --------------  --------------
10.        If you answered yes to line 7,8, or 9, were all such
           payments approved by the court?
                                                                                      --------------  --------------
11.        Is the estate insured for replacement cost of assets and
           for general liability?                                                                     X
                                                                                      --------------  --------------
12.        Are U.S. Trustee quarterly fees current?                                   X
                                                                                      --------------  --------------

   I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

Date:  December 12, 1997                 /s/ Richard J. Redett
       -------------------               ----------------------------------
                                              Responsible Individual

                                 BALANCE SHEET
                            (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED November
                                              ------------

                               ($____________)

ASSETS

                                                                                   FROM SCHEDULES      MARKET VALUE
                                                                                 -------------------  --------------
           CURRENT ASSETS
1            Cash and cash equivalents - unrestricted                                                        $21,200
                                                                                                      --------------
2            Cash and cash equivalents - restricted                                                               $0
                                                                                                      --------------
3            Accounts receivable (net)                                                    A                  $75,156
                                                                                                      --------------
4            Inventory                                                                    B                  $68,271
                                                                                                      --------------
5            Prepaid expenses                                                                                $32,444
                                                                                                      --------------
6            Other:
                   -----------------------------------------------------------                        --------------
7
           --------------------------------------------------------------------                       --------------

8                 TOTAL CURRENT ASSETS                                                                      $197,071
                                                                                                      --------------

           PROPERTY AND EQUIPMENT (MARKET VALUE)
9            Real property                                                                C                       $0
                                                                                                      --------------
10           Machinery and equipment                                                      D                       $0
                                                                                                      --------------
11           Furniture and fixtures                                                       D                   $7,500
                                                                                                      --------------
12           Office equipment                                                             D                       $0
                                                                                                      --------------
13           Leasehold improvements                                                       D                       $0
                                                                                                      --------------
14           Vehicles                                                                     D                       $0
                                                                                                      --------------
15           Other:                                                                       D
                   ------------------------------------------------------------                       --------------
16                                                                                        D
           --------------------------------------------------------------------                       --------------
17                                                                                        D
           --------------------------------------------------------------------                       --------------
18                                                                                        D
           --------------------------------------------------------------------                       --------------
19                                                                                        D
           --------------------------------------------------------------------                       --------------

20                TOTAL PROPERTY AND EQUIPMENT                                                                $7,500
                                                                                                      --------------
           OTHER ASSETS
21           Notes receivable-net of allowances                                                           $5,000,000
           --------------------------------------------------------------------                       --------------
22           Investment-NST                                                                                 $300,000
           --------------------------------------------------------------------                       --------------
23           Investment-subs                                                                                $112,618
           --------------------------------------------------------------------                       --------------
24           Accounts receivable-intercompany net of allowances                                                   $0
           --------------------------------------------------------------------                       --------------

25                TOTAL OTHER ASSETS                                                                      $5,412,618
                                                                                                      --------------
26                TOTAL ASSETS                                                                            $5,617,189
                                                                                                      --------------
                                                                                                      --------------

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                            (GENERAL BUSINESS CASE)

                               ($_______________)

LIABILITIES

                                                                    FROM SCHEDULES
                                                                   ----------------
        POST-PETITION

           CURRENT LIABILITIES
27           Salaries and wages
                                                                                     -----------
28           Payroll taxes
                                                                                     -----------
29           Real and personal property taxes
                                                                                     -----------
30           Income taxes
                                                                                     -----------
31           Notes payable (short term)
                                                                                     -----------
32           Accounts payable (trade)                                     A                   $0
                                                                                     -----------
33           Real property lease arrearage
                                                                                     -----------
34           Personal property lease arrearage
                                                                                     -----------
35           Accrued professional fees
                                                                                     -----------
36           Current portion of long-term debt (due within 12
               months)
                                                                                     -----------
37           Other:
                    ---------------------------------------------                    -----------
38
           ------------------------------------------------------                    -----------
39
           ------------------------------------------------------                    -----------
40           TOTAL CURRENT LIABILITIES                                                        $0
                                                                                     -----------
41         LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                     -----------
42           TOTAL POST-PETITION LIABILITIES                                                  $0
                                                                                     -----------
           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43           Secured claims                                               E             $100,000
                                                                                     -----------
44           Priority unsecured claims                                    E             $101,776
                                                                                     -----------
45           General unsecured claims                                     E           $5,265,259
                                                                                     -----------
46           TOTAL PRE-PETITION LIABILITIES                                           $5,467,035
                                                                                     -----------
47           TOTAL LIABILITIES                                                        $5,467,035
                                                                                     -----------
          EQUITY (DEFICIT)
48           Preferred Stock                                                             $80,000
           ------------------------------------------------------                    -----------
49           Common Stock                                                                $28,846
           ------------------------------------------------------                    -----------
50           Additional Paid-In Capital                                              $18,461,441
           ------------------------------------------------------                    -----------
51           Accumulated Deficit                                                    ($18,385,390)
           ------------------------------------------------------                    -----------
52        Market value adjustment                                                       ($34,743)
                                                                                     -----------
53           TOTAL EQUITY (DEFICIT)                                                     $150,154
                                                                                     -----------

54           TOTAL LIABILITIES AND EQUITY (DEFICIT)                                   $5,617,189
                                                                                     -----------
                                                                                     -----------

                                   SCHEDULES
                            (GENERAL BUSINESS CASE)
                                  ($_________)

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                                  PAST DUE
                                           ACCOUNTS      ACCOUNTS PAYABLE      POST PETITION
Receivables and Payables Ageings          RECEIVABLE     [POST PETITION]            DEBT
                                       ----------------  ----------------     ----------------
0 -30 Days                                      $75,156                   ---x
                                       ----------------  ----------------    x
31-60 Days                                                                   x
                                       ----------------  ----------------    x
61-90 Days                                                                   x              $0
                                       ----------------  ----------------    x ----------------
91+ Days                                                                     x
                                       ----------------  ---------------- ---x
Total accounts receivable/payable               $75,156                $0
                                       ----------------  ----------------
                                                         ----------------
Allowance for doubtful accounts
                                       ----------------
Accounts receivable (net)                       $75,156
                                       ----------------
                                       ----------------

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                           COST OF GOODS SOLD
-----------------------------------                          ------------------
                                     INVENTORY(IES)          Inventory Beginning of Month                    $68,271
                                       BALANCE AT                                                  -----------------
                                      END OF MONTH           Add-
                                      ------------            Net purchases
Retail/Restaurants -                                                                               ------------------
  Product for resale                                          Direct labor
                                    -----------------                                              ------------------
                                                              Manufacturing overhead
Distribution -                                                                                     ------------------
  Product for resale                                          Freight in
                                    -----------------                                              ------------------
                                                              Other:
Manufacturer -
  Raw materials                               $68,271         --------------------------------     ------------------
                                    -----------------
Work-in-progress                                              --------------------------------     ------------------
                                    -----------------
Finished goods                                               Less-
                                    -----------------           Inventory End of Month                        $68,271
                                                                                                   ------------------
Other -                                                         Shrinkage
                                    -----------------                                              ------------------
  Explain                                                       Personal Use
          ---------------------                                                                    ------------------
                                                             Cost of Goods Sold                                   $0
  -----------------------------                                                                    ------------------
                                                                                                   ------------------
     TOTAL                                    $68,271
                                    -----------------
                                    -----------------


METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS
---------------------------                                  ---------------------------

Do you have a functioning perpetual inventory system?        Indicate by checkmark method of inventory valuation used.
          Yes      No  X
             ----    ----
How often do you take a complete physical inventory?         Valuation methods -
                                                               FIFO cost
  Weekly                                                                          --------------------
                  -----                                        LIFO cost
  Monthly                                                                         --------------------
                  -----                                        Lower of cost or
  Quarterly                                                      market            X
                  -----                                                           --------------------
  Semi-annually
                  -----                                        Retail method
  Annually          X                                                             --------------------
                  -----                                      Other -

                                                              -----------------------------------------------

                                                              Explain
Date of last physical inventory was   Unknown
                                      ---------------         -----------------------------------------------
Date of next physical inventory is    N/A
                                      ---------------         -----------------------------------------------

                                   SCHEDULE C
                                 REAL PROPERTY

DESCRIPTION                                                                      COST             MARKET VALUE
-----------                                                               -------------------  -------------------
None
---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------
    TOTAL                                                                                  $0                   $0
                                                                          -------------------  -------------------
                                                                          -------------------  -------------------

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                      COST             MARKET VALUE
-----------                                                               -------------------  -------------------
MACHINERY & EQUIPMENT -

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------
   TOTAL                                                                                   $0                   $0
                                                                          -------------------  -------------------
                                                                          -------------------  -------------------

FURNITURE & FIXTURES -                                                                $49,683               $7,500
---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------
    TOTAL                                                                             $49,683               $7,500
                                                                          -------------------  -------------------
                                                                          -------------------  -------------------

OFFICE EQUIPMENT -

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------
    TOTAL                                                                                  $0                   $0
                                                                          -------------------  -------------------
                                                                          -------------------  -------------------

LEASEHOLD IMPROVEMENTS -

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------
    TOTAL                                                                                  $0                   $0
                                                                          -------------------  -------------------
                                                                          -------------------  -------------------

VEHICLES -

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------

---------------------------------------------------------------           -------------------  -------------------
    TOTAL                                                                                  $0                   $0
                                                                          -------------------  -------------------
                                                                          -------------------  -------------------

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                   CLAIMED              ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                        AMOUNT             AMOUNT (b)
-------------------------------------------                               -------------------  -------------------
  Secured claims (a)                                                                 $100,000
                                                                          -------------------  -------------------
  Priority claims other than taxes
                                                                          -------------------  -------------------
  Priority tax claims                                                                $101,776
                                                                          -------------------  -------------------
  General unsecured claims                                                         $5,265,259
                                                                          -------------------  -------------------

(a) List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE F
                           RENTAL INCOME INFORMATION
                      Not Applicable to General Business Cases.

                            STATEMENT OF OPERATIONS
                            (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED November
                                              ------------

                                    $_______

           CURRENT MONTH                                                                 CUMULATIVE
----------------------------------------                                                 (CASE TO     NEXT MONTH
   ACTUAL       FORECAST      VARIANCE                                                     DATE)        FORECAST
------------  ------------  ------------                                                ------------  ------------
                                             REVENUES
                                      $0  1          Gross Sales
------------  ------------  ------------                                                ------------  ------------
                                      $0  2          less: Sales Returns & Allowances
------------  ------------  ------------                                                ------------  ------------
                                          3          Net Sales                                    $0            $0
------------  ------------  ------------                                                ------------  ------------
          $0            $0            $0  4          less: Cost of Goods
                                                     Sold    (Schedule 'B')
------------  ------------  ------------                                                ------------  ------------
          $0                          $0  5          Gross Profit                                 $0            $0
------------  ------------  ------------                                                ------------  ------------
          $0            $0            $0  6          Interest
------------  ------------  ------------                                                ------------  ------------
                                          7          Other Income:

                                      $0  8
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  9
------------  ------------  ------------             ---------------------------------  ------------  ------------
          $0            $0            $0  10         TOTAL REVENUES                               $0            $0
------------  ------------  ------------                                                ------------  ------------

                                             EXPENSES
                                      $0  11         Compensation to Owner(s)/
                                                     Officer(s)
------------  ------------  ------------                                                ------------  ------------
                                      $0  12         Salaries/Commissions
------------  ------------  ------------                                                ------------  ------------
                                      $0  13         Management Fees
------------  ------------  ------------                                                ------------  ------------
                                      $0  14         Depreciation
------------  ------------  ------------                                                ------------  ------------
                                      $0  15         Taxes:
------------  ------------  ------------                                                ------------  ------------
                                      $0  16         Employer Payroll Taxes
------------  ------------  ------------                                                ------------  ------------
                                      $0  17         Real Property Taxes
------------  ------------  ------------                                                ------------  ------------
                                      $0  18         Other Taxes
------------  ------------  ------------                                                ------------  ------------
                                      $0  19         Other Selling
------------  ------------  ------------                                                ------------  ------------
         $18                        ($18) 20         Other Administrative                        $18
------------  ------------  ------------                                                ------------  ------------
                                      $0  21         Interest
------------  ------------  ------------                                                ------------  ------------
                                          22         Other Expenses:

                                      $0  23         Storage Rental                             $786
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  24         Accounting                               $1,510
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  25
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  26
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  27
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  28
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  29
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  30
------------  ------------  ------------             ---------------------------------  ------------  ------------
         $18            $0          ($18) 31         TOTAL EXPENSES                           $2,314            $0
------------  ------------  ------------                                                ------------  ------------
        ($18)           $0          ($18) 32 SUBTOTAL                                       ($2,314)           $0
------------  ------------  ------------                                                ------------  ------------

                                             REORGANIZATION ITEMS
     $20,729                    ($20,729) 33         Professional Fees                       $44,644
------------  ------------  ------------                                                ------------  ------------
                                                     Provisions for Rejected
                                      $0  34         Executory Contracts
------------  ------------  ------------                                                ------------  ------------
                                                     Interest Earned on Accumulated
                                      $0  35         Cash Resulting from Chp 11 Case
------------  ------------  ------------                                                ------------  ------------
                                                     Gain or (Loss) from Sale of
                                      $0  36         Equipment
------------  ------------  ------------                                                ------------  ------------
                                      $0  37
------------  ------------  ------------             ---------------------------------  ------------  ------------
                                      $0  38
------------  ------------  ------------             ---------------------------------  ------------  ------------
     $20,729            $0      ($20,729) 39         TOTAL REORGANIZATION ITEMS              $44,644            $0
------------  ------------  ------------                                                ------------  ------------
                                          40 NET PROFIT (LOSS) BEFORE FEDERAL
    ($20,747)           $0      ($20,747)            & STATE TAXES                          ($46,958)           $0
------------  ------------  ------------                                                ------------  ------------
                                      $0  41         Federal & State Income Taxes
------------  ------------  ------------                                                ------------  ------------
    ($20,747)           $0      ($20,747) 42 NET PROFIT (LOSS)                              ($46,958)           $0
------------  ------------  ------------                                                ------------  ------------
------------  ------------  ------------                                                ------------  ------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED November
                                              --------

CASH BALANCE BEGINNING OF MONTH                                                     $16,044
                                                                                -----------
CASH RECEIPTS (1)                                                                    $5,174
                                                                                -----------
CASH DISBURSEMENTS (1)                                                                  $18
                                                                                -----------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                   $5,156
                                                                                -----------
CASH BALANCE END OF MONTH                                                           $21,200
                                                                                -----------
                                                                                -----------

RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                     ACCOUNT 1       ACCOUNT 2       ACCOUNT 3
                                                                   --------------  --------------  --------------
BANK                                                               Wells Fargo     Bank of America  Citibank
                                                                   --------------  --------------  --------------
ACCOUNT TYPE                                                       General         General         General
                                                                   --------------  --------------  --------------
ACCOUNT NO.                                                        0114-458243     18153-00477     45340826
                                                                   --------------  --------------  --------------
ACCOUNT PURPOSE                                                    Operations      None            None
                                                                   --------------  --------------  --------------
BALANCE, END OF MONTH                                                     $18,618              $0          $2,582
                                                                   --------------  --------------  --------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                      $21,200
                                                                   --------------
                                                                   --------------

(1) Excluding bank transfers between your accounts.